                                    PHYSICARE
                             TERMINATION AGREEMENT

                               Table of Contents

                                                                    Page
                                                                    ----

ARTICLE I. - INTERPRETATIONS AND DEFINITIONS                           2
     Section 1.1     Interpretations................................   2

ARTICLE II. - IOI OPERATIONS DOCUMENTS                                 2
     Section 2.1     MTA............................................   2
     Section 2.2     PhysiCare MSA..................................   3
     Section 2.3     CSA............................................   3
     Section 2.4     Equipment Lease Agreement......................   3
     Section 2.5     Real Property Lease............................   3
     Section 2.6     OMA MSA........................................   3
     Section 2.7     OMA Assignment, IOI Houston Assumption and OMA
                     Promissory Note................................   4
     Section 2.8     Directorships..................................   4

ARTICLE III. - OTHER AGREEMENTS                                        4
     Section 3.1     PhysiCare and Amended Promissory Note..........   4
     Section 3.2     Payment of the Amended Note....................   5
     Section 3.3     Guaranty.......................................   5
     Section 3.4     Accounting, Post-Closing Adjustment............   5
     Section 3.5     Lock-Box, Cash Reconciliation and Audit Rights.   5
     Section 3.6     Tail Insurance.................................   7
     Section 3.7     Litigation Settlement..........................   7
     Section 3.8     PhysiCare Bank Accounts........................   7
     Section 3.9     Formal Review of PhysiCare Billing Practices...   7
     Section 3.10    Diligent Pursuit of Accounts Receivable........   8

ARTICLE IV. - REPRESENTATIONS AND WARRANTIES                           8
     Section 4.1     Representations and Warranties of Donovan Group   8
     Section 4.2     Representations and Warranties of IOI Group....  10

ARTICLE V. - INDEMNIFICATION                                          11
     Section 5.1     Donovan Group's Indemnity......................  11
     Section 5.2     IOI Group's Indemnity..........................  12
     Section 5.3     Conditions of Indemnification..................  12
     Section 5.4     Remedies Not Exclusive.........................  13
     Section 5.5     Miscellaneous..................................  13

                             TERMINATION AGREEMENT



          THIS TERMINATION AGREEMENT ("Agreement") is made and entered into as of November 30, 1997 (the "Closing"), by and among:

          .    Integrated Orthopaedics, Inc. ("IOI")
          .    IOI Management Services of Houston, Inc. ("IOI Houston") (IOI and
               IOI Houston are sometimes collectively referred to as "IOI
               Group"), on the one hand, and
          .    PhysiCare, L.L.P. ("PhysiCare")
          .    William F. Donovan, M.D. ("Physician")
          .    Northshore Orthopedics Assoc. ("Northshore")
          .    Occupational Medicine Associates of Houston, P.A. ("OMA")
               (PhysiCare, Physician, OMA and Northshore are sometimes collectively referred to as "Donovan Group"), on the other hand.

                                    RECITALS

     WHEREAS, Physician is sole shareholder of OMA and Northshore; and

     WHEREAS, IOI is the sole stockholder of IOI Houston; and

     WHEREAS, on May 11, 1995 but effective as of March 1, 1995 (the "Closing Date"), IOI Group and Donovan Group entered into a series of transactions restructuring the relationship between Donovan Group and the IOI Group; and

     WHEREAS, IOI was previously known as DRCA Medical Corporation and IOI Houston was previously known as DRCA Houston Clinics, Inc.; and

     WHEREAS, in connection with the said restructure, some or all of the parties constituting the IOI Group and some or all of the parties constituting the Donovan Group entered into those certain agreements listed on Exhibit A attached hereto;

     WHEREAS, Physician is a director of IOI and of all IOI subsidiaries;

     WHEREAS, Physician now wishes to resign from all directorships held by Physician in IOI or any IOI subsidiary; and

     WHEREAS, Parties mutually agree that it is in the best interest of all parties to terminate the relationships between IOI Group and Donovan Group except as contemplated hereby.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the covenants and agreements, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                        INTERPRETATIONS AND DEFINITIONS

     Section 1.1 Interpretations. For purposes of this Agreement, unless the context otherwise is stated or is required for consistent interpretation of this Agreement, the following terms shall have the effect stated thereafter:

          A. "IOI Group" when used with respect to a covenant or agreement or representation or warranty given by IOI Group shall mean that IOI and IOI Houston shall have joint and several liability with respect to any such covenant or agreement; and when used with respect to any waiver or release or forbearance given by or agreed to by IOI Group shall mean that each of IOI and IOI Houston independently give such release or waiver or forbearance; and when used with respect to receiving any benefit or right by the IOI Group shall mean that the benefit or right shall flow to IOI and IOI Houston and be enforceable by either party without the necessity of the joinder of the other in such enforcement action.

          B. "Donovan Group" when used with respect to a covenant or agreement or representation or warranty given by Donovan Group shall mean that PhysiCare, Physician, OMA and Northshore shall have joint and several liability with respect to any such covenant or agreement and when used with respect to any waiver or release or forbearance given by or agreed to by the Donovan Group shall mean that each of PhysiCare, Physician, OMA and Northshore independently give such release or waiver or forbearance and when used with respect to receiving any benefit or right by the Donovan Group shall mean that the benefit or right shall flow to PhysiCare, Physician, OMA and Northshore and be enforceable by any of such parties without the necessity of the joinder of the others in such enforcement action.

                                  ARTICLE II.
                            IOI OPERATIONS DOCUMENTS

     Section 2.1  MTA.

          A. The Donovan Group and the IOI Group hereby agree that Article II and Article III of the MTA (as defined on Exhibit A) is terminated and of no further force and effect and further the Donovan Group and the IOI Group hereby release each other from any liability or obligation to the other under the terms of Article II and Article III of the MTA, provided, however, that this termination and release does not terminate or release

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     either the Donovan Group or the IOI Group from any of their respective obligations under the Transaction Agreements, as defined in the MTA, and the other Agreements described in Article I of the MTA.

          B. Physician and Northshore, respectively, hereby waive and release their rights under the MTA to cause a termination under Section 2.1 of the MTA.

     Section 2.2  PhysiCare MSA.

          A. Pursuant to the terms and provisions of Section 6.2-3 of the PhysiCare MSA (as defined on Exhibit A), IOI Houston and PhysiCare hereby terminate and cancel the PhysiCare MSA, and IOI Houston and PhysiCare each release the other from any liabilities and obligations thereunder, provided however, the termination of the PhysiCare MSA shall not release either party from its obligations (other than noncompetition provisions) and liabilities under Section 4.7, Section 5.1, Section 5.2, Section 5.3,
     Section 5.4, Section 5.5 and Section 6.3 of the PhysiCare MSA.

          B.  Upon termination of the PhysiCare MSA, PhysiCare shall, upon ten
     (10) days notice from IOI Houston, cause PhysiCare's general partner Northshore to return to IOI Houston any property or equipment owned or leased by IOI Houston that is in use at Northshore pursuant to the PhysiCare MSA.

     Section 2.3 CSA. Pursuant to the terms and provisions of Section 5.2A of the CSA (as defined on Exhibit A), IOI Houston and Northshore hereby terminate and cancel the CSA, provided, however, the termination of the CSA shall not release either party from its obligations and liabilities under Section 2.6,
Section 3.5, Section 4.6 and Section 5.3 of the CSA. IOI Houston and Northshore hereby covenant and agree that upon termination of the CSA, the accounts receivable that are the subject to the CSA shall be the property of Northshore.

     Section 2.4 Equipment Lease Agreement. IOI Houston and Northshore mutually agree to terminate that certain Lease Agreement (as defined on Exhibit A) that commenced March 1, 1995, and IOI Houston agrees to cause the return of all equipment leased pursuant thereto to Northshore. The parties agree that no continuing obligation under this Lease Agreement shall survive the Closing.

     Section 2.5 Real Property Lease. Physician and IOI Houston acknowledge that certain Lease Agreement (as defined on Exhibit A) effective March 1, 1995 for the lease of a 4,000 square-foot building and the property at 12445 East Freeway, Houston, Texas, has terminated and that neither party has any further obligation thereunder.

     Section 2.6  OMA MSA.

          A. OMA and IOI Houston hereby agree to mutually terminate and cancel the OMA MSA (as defined on Exhibit A), and OMA and IOI Houston each release the other from any liabilities and obligations thereunder, provided however, the termination of the OMA MSA shall not release either party from its obligations and liabilities under Section 4.02, Section 4.03, Section 4.05, and Section 7.04 of the OMA MSA.

          B. IOI and IOI Houston mutually agree that the termination of the OMA MSA will not cause a termination of that certain Administrative Services Agreement by and between IOI and IOI Houston first executed March 30, 1994, but first effective August 1, 1993 and most recently amended for the eighth time, effective March 31, 1997, and IOI and IOI Houston hereby waive the provisions of Article V, paragraph C, section 1 of such Administrative Services Agreement.

     Section 2.7 OMA Assignment, IOI Houston Assumption and OMA Promissory Note. Concurrently herewith, OMA and IOI Houston are executing and delivering each to the other a Bill of Sale, Assignment and Assumption of Assets Agreement, a form of which is attached hereto as Exhibit B, whereby those certain Assets of OMA described therein are being transferred and assigned by OMA to IOI Houston and IOI Houston is assuming those certain liabilities and obligations of OMA described therein. As a part of the transaction with OMA, and in consideration for the sale of assets from OMA to IOI Houston, IOI Houston is forgiving certain indebtedness equal to the amount of the fair market value of the accounts receivable and other assets conveyed by OMA to IOI Houston. In connection with such forgiveness of indebtedness, IOI Houston will deliver to OMA the OMA Promissory Note listed on Exhibit C attached hereto and which will be marked "Paid,"at the time of the post-closing adjustment and settlement. In addition, IOI Houston will then concurrently execute a UCC-3 Termination Statement terminating the UCC-1 Financing Statement listed as Exhibit D attached hereto.

     Section 2.8 Directorships. Pursuant to the Bylaws of IOI, IOI Houston, IOI Management Services of Louisiana, Inc., and IOI Management Services of Connecticut, Inc. ("Board Entities"), Physician, effective upon his execution of this written Agreement, does hereby resign from the Board of Directors of each of the Board Entities. In addition, Donovan agrees to execute and deliver to IOI director resignations addressed to each of the Board Entities.

                                  ARTICLE III.
                                OTHER AGREEMENTS

     Section 3.1 PhysiCare and Amended Promissory Note. IOI Houston is delivering to PhysiCare an Amended Note designated as Exhibit E with Northshore and Physician as the comakers and IOI Houston as the Payee and which will have an unpaid balance as of the date of this Agreement equal to that amount shown on Exhibit E, which amount will be finally determined pursuant to the provisions hereof for the post-closing adjustment as provided in Section 3.5 herein.

     Section 3.2  Payment of the Amended Note.

          a. Concurrently herewith, Northshore is acquiring certain accounts receivables (listed in Schedule A of that certain Bill of Sale Assignment & Assumption of Assets of even date herewith from PhysiCare to Northshore) from PhysiCare (included within the assets being acquired) (the "Northshore Receivables") in partial consideration of the assumption of certain liabilities of PhysiCare to IOI Houston.

          b. As detailed in Section 3.5, Northshore agrees that it will immediately pay to IOI Houston, for application by IOI Houston as a payment on the Amended Note, an amount equal to 50% of the Northshore Receivables collected by Northshore.

     Section 3.3 Guaranty. Concurrently herewith, IOI Houston is delivering to the Donovan Group those certain Guaranty Agreements listed on Schedule 3.3 dated July 1, 1997 that the Donovan Group executed and delivered to the Wells Fargo Bank on behalf of IOI which Guaranty Agreements have been released by the Wells Fargo Bank.

     Section 3.4 Accounting, Post-Closing Adjustment IOI Houston agrees that it shall within 45 days after the date of this Agreement prepare and furnish to the Donovan Group balance sheets and income statements for OMA and PhysiCare for the eleven months ending November 30, 1997, prepared in accordance with generally accepted accounting principles, including an updated Schedule showing the assets and liabilities being conveyed to and assumed by Northshore and being conveyed to and assumed by IOI Houston (the "Accounting"). Such Accounting shall also show the agreed value of the assets and liabilities transferred to IOI Houston pursuant to this transaction and any agreed to adjustments thereto and will show the net amount of monies owed by the Donovan Group to IOI Houston (the "Net Balance"). Within five (5) business days after the Accounting is delivered to the Donovan Group, the Donovan Group may raise any objections to the Accounting. If any objections are raised, IOI Houston and the Donovan Group shall enter into good faith negotiations to resolve the dispute. If good faith negotiations fail to resolve such dispute within thirty (30) days, the parties agree to binding arbitration by the Price Waterhouse accounting firm. If no objection is raised, or if the parties agree, then the Accounting shall be deemed acceptable, and all schedules and Exhibits that are attached to the documents executed at Closing, including the Schedules of assets conveyed and liabilities assumed shall be amended to reflect the Accounting results.

      Section 3.5  Lock-Box, Cash Reconciliation and Audit Rights

          A. As accounts receivable billed out with the PhysiCare lock-box account P.O. Box number are paid into that lock-box account, IOI Houston will segregate out those receivables that are Northshore's receivables and those receivables that are the IOI Group's receivables. IOI will accumulate all of the supporting paperwork that relate to all of the receivables, whether they are Donovan Group or IOI Group receivables. On each Tuesday of every week after Closing, a Northshore billing representative will meet with an IOI

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

     Houston representative, and the two of them will agree upon the amount of the PhysiCare receivables that is due to Northshore.

     The Donovan Group, through the Northshore billing representative, has an affirmative duty under this Section to deliver to IOI Houston each Tuesday copies of checks representing refunds that have been paid the previous week by Northshore in connection with services rendered by Northshore and Dr. Checkles through PhysiCare from March 1, 1995 through the effective date of this Agreement (the "Refunds"). Northshore, through the Northshore billing representative, has an affirmative duty to present to IOI Houston each Tuesday copies of checks representing payment, or other adequate evidence of payment by Northshore, of any Assumed Liabilities (as defined in the above-referenced Bill of Sale, Assignment & Assumption of Assets) (the "Assumed Liability Payments").

     By the close of business of the Friday following each Tuesday meeting, IOI Houston will deliver a check to Northshore representing a portion of the Collections (as such term is defined below) in an amount equal to the sum of 1. and 2(a) below, as calculated on the preceding Tuesday. Upon execution of a written statement acknowledging the amount of each of 1. and 2(a) below, IOI Houston will deliver to the Northshore representative the supporting documents related to 1. and 2(a) below. The term "Collections" shall be deemed to refer to payments received on the accounts receivable purchased by Northshore from PhysiCare pursuant to the above-referenced Bill of Sale, Assignment & Assumption of Assets. The term "Net Collections" shall be deemed to refer to Collections minus both Refunds and the amounts of checks returned for insufficient funds. Net Collections will be divided as follows:

               1. Fifty percent (50%) of Net Collections received the preceding week shall be paid to Northshore; and

               2. The remaining fifty percent (50%) of Net Collections received the preceding week shall be paid as follows:

                      (a) an amount equal to the Assumed Liability Payments shall be reimbursed to Northshore; provided, however, that if said amount exceeds the remaining fifty percent (50%) of Net Collections received the preceding week, said excess shall be added to the amount to be reimbursed to Northshore pursuant to this subsection (a) the following week; and

                      (b)  the balance shall be either:

                           (i) paid to IOI Houston and applied by IOI Houston as a payment on the Amended Note; or

                           (ii) at such time as the Amended Note is paid in full, paid to IOI Houston as a service fee.

          B. IOI Houston shall have audit rights at Northshore, at IOI Houston's expense, including but not limited to the right to audit cash receipts and bank statements of Northshore, until the later to occur of (1) the date on which all accounts receivable purchased from PhysiCare by Northshore have been collected, or (2) the date on which the Amended Note is paid in full.

     Section 3.6 Tail Insurance. Donovan Group covenants and agrees to obtain all tail insurance required in those certain agreements listed in Exhibit A. Donovan Group shall present evidence of such tail insurance in the amounts requested by IOI Group to IOI Group as of the Closing. The cost of such tail insurance shall be borne by PhysiCare.

     Section 3.7 Litigation Settlement. IOI Group covenants and agrees to assume the costs of any settlement of the lawsuits of Donovan Group described on
Schedule 3.7, and IOI Group hereby indemnifies Donovan Group for the costs of same.

     Section 3.8 PhysiCare Bank Accounts. Donovan Group covenants and agrees to take no action with regard to the funds in any of the PhysiCare Bank Accounts listed on Schedule 3.8, including changing any signature authorities granted thereon and any banking instructions connected thereto. Additionally, Physician covenants and agrees to deliver to the PhysiCare Bank a letter of instruction in the form attached hereto as Exhibit F.

     Section 3.9  Formal Review of PhysiCare Billing Practices.

          A. Donovan Group covenants and agrees to undertake, through a qualified independent advisor engaged by legal counsel for such purpose, a formal review of the billing practices of PhysiCare, as related to services rendered at the offices of Northshore, during the period from March 1, 1995 to the date of this Agreement.

          B. Donovan Group further covenants and agrees to complete the review within thirty (30) days of the date of this Agreement, and to provide an executed copy of an engagement letter by and between legal counsel and a qualified independent advisor prior to the date of this Agreement.

          C. Within ten (10) days after completion of the review, Donovan Group shall submit a written report, certified by PhysiCare and Physician, to IOI Group, that indicates, based on the review of the qualified independent advisor (i) that no amounts are required to be paid to Medicare, Medicaid or other payors or (ii) the amount required to be paid to each of Medicare, Medicaid or other payors and the identity of such payors.

          D. Northshore and Physician jointly and severally covenant and agree that any amounts required to be paid as identified in the report referenced in this Section 3.9 shall be paid immediately to Medicare, Medicaid or other payors, as the case may be, together with any applicable interest or penalties.


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

     Section 3.10 Diligent Pursuit of Accounts Receivable. Donovan Group covenants and agrees to diligently and in good faith pursue the collection of all receivables purchased from PhysiCare by Northshore pursuant to the Bill of Sale, Assignment & Assumption of Assets of even date herewith.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties of Donovan Group. As of the date hereof Donovan Group hereby represents and warrants to IOI Group the following. These representations and warranties are intended to induce the IOI Group to enter into and consummate this Agreement. They are deemed material and shall survive the Closing.

          A. Capacity. Each member of the Donovan Group is duly qualified and licensed under all applicable laws, regulations, ordinances, and orders of governmental authorities to own the properties and conduct their business in the place and in the manner now conducted. Attached hereto as Exhibit G, Exhibit H and Exhibit I are the PhysiCare registration statement, the OMA Certificate of Good Standing and the Northshore Certificate of Good Standing, respectively.

          B. Consents; Absence of Conflicts With Other Agreements, Etc. The execution, delivery, and performance of this Agreement by Donovan Group and the consummation of the transactions contemplated herein by Donovan Group:

          1. do not require any approval, consent of, or filing with any person or entity not a party hereto;

          2. will neither conflict with nor result in any breach or contravention of, nor permit the acceleration of the maturity of, or the creation of any lien under, any indenture, mortgage, agreement, lease, contract, instrument, or understanding to which Donovan Group is a party or by which any member of the Donovan Group is bound, except as expressly provided herein to the contrary;

          3. will not violate any judgment, decree, order, writ, or injunction of any court or governmental authority to which any member of the Donovan Group may be subject;

          4. will not violate any provision of the applicable articles of incorporation, by-law, partnership agreement, or any other document or agreement relating to the formation or operation of any member of the Donovan Group;

          5. have been authorized by all appropriate boards or shareholders or partners and are and will constitute the valid and legally binding obligation of the

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              Donovan Group, enforceable in accordance with the terms of this
              Agreement.

          C. Financial Statements. IOI Group has prepared the unaudited interim financial statements of PhysiCare and OMA dated October 31, 1997, set forth in Schedule 4.1C attached hereto. Such unaudited interim financial statements, herein collectively referred to as the "Financial Statements," have been prepared by IOI Houston in accordance with accrual basis accounting throughout the periods indicated. Since October 31, 1997 (the "Balance Sheet Date"), there have occurred no material changes in the financial condition or business of Donovan Group, other than in the ordinary course of business, except as otherwise disclosed in Schedule 4.1C. For purposes of this Schedule 4.1C, material shall be any amount in excess of Five Thousand Dollars ($5,000.00).

          D. No Undisclosed Liabilities. Specifically related to services delivered at Northshore, except as set forth in Schedule 4.1D, neither OMA or PhysiCare is subject to any material liability or obligation of any nature whatsoever which relates to OMA or PhysiCare for services delivered at Northshore, whether absolute, contingent or otherwise or whether due or to become due, which is not shown or reflected on the Financial Statements. For purposes of this Section 4.1D, material shall be any amount in excess of Five Thousand Dollars ($5,000.00).

          E. Regulatory Compliance. Specifically related to services delivered at Northshore, Donovan Group is in compliance with all applicable rules, regulations, and requirements of all federal, state, and local commissions, boards, bureaus, and agencies having jurisdiction over Donovan Group and their assets and business including, without limitation, the United States Department of Health and Human Services, the Texas State Board of Medical Examiners and the Texas Department of Health of the State of Texas and Donovan Group has timely filed all reports, data, and other information required to be filed with such commissions, boards, bureaus, and agencies.

          F. Medical Contracts. Schedule 4.1F contains a listing of those contracts currently held by the Donovan Group which are to be assigned or otherwise transferred to either Northshore or IOI Houston or terminated, as described on Schedule 4.1F. Donovan Group represents and warrants that it will use its best efforts to obtain the necessary consent from all third parties required to give consent to the Donovan Group to assign the contracts described on Schedule 4.1F.

          G. Litigation or Proceedings. Donovan Group has not received notice of any claims, actions, suits, proceedings or investigations pending against Donovan Group, other than as listed on Schedule 4.1G, and no incidents known to Donovan Group have occurred upon which one could be based or threatened against, or affecting Donovan Group, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality wherever located.

          H. Hazardous Materials. Specifically related to services delivered at Northshore, to Donovan Group's actual knowledge, no Hazardous Materials (as hereinafter defined) have been incorporated, used, generated, manufactured, stored, or disposed of in, on, under, or about the premises (the "Premises") or transferred to or from the Premises, except for Hazardous Substance brought, kept or used in the operation of the Premises in commercial quantities and qualities similar to those quantities and qualities usually kept in or about similar buildings by others in the same business and which are used and kept in compliance with applicable public health, safety and environmental laws, and there are no claims, litigation, administrative or other proceedings, whether actual or, to Donovan Group's actual knowledge, threatened, or judgments or orders, relating to the use, generation, manufacture, storage or disposal of any Hazardous Materials on, under or about the Premises. As used in this Agreement, the term "Hazardous Materials" shall mean any flammable, explosives, radioactive materials, hazardous waste, toxic substances or related materials, including, without limitation, asbestos, PCBs and substances defined as "hazardous substances," "hazardous materials" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801, et seq.; and the Resources Conservation and Recovery Act, 42 U.S.C. Sec. 6901, et seq.

          I. Full Disclosure. This Agreement and Schedules hereto and all other documents and information furnished to IOI Group, its representatives in connection with IOI Group's due diligence investigation pursuant hereto do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading in any material respect. Copies of all documents and material information furnished pursuant to this Agreement to IOI Group are complete, true, and correct in all material respects.

     Section 4.2 Representations and Warranties of IOI Group. As of the date hereof IOI Group hereby represents and warrants to Donovan Group the following. These representations and warranties are intended to induce the Donovan Group to enter into and consummate this Agreement. They are deemed material and shall survive the Closing.

          A. Capacity. Each member of the IOI Group is duly qualified, and licensed under all applicable laws, regulations, ordinances, and orders of governmental authorities to own the properties and conduct their business in the place and in the manner now conducted. Attached hereto as Exhibit J and Exhibit K are the IOI Certificates of Good Standing and the IOI Houston Certificate of Good Standing, respectively.

          B. Consents; Absence of Conflicts With Other Agreements, Etc. The execution, delivery, and performance of this Agreement by IOI Group and the consummation of the transactions contemplated herein by IOI Group:

          1. do not require any approval, consent of, or filing with any person or entity not a party hereto;

          2. will neither with nor result in any breach or contravention of, nor permit the acceleration of the maturity of, or the creation of any lien under, any indenture, mortgage, agreement, lease, contract, instrument, or understanding to which IOI Group is a party or by which any member of the IOI Group is bound, except as expressly provided herein to the contrary;

          3. will not violate any judgment, decree, order, writ, or injunction of any court or governmental authority to which any member of the IOI Group may be subject; and

          4. are and will constitute the valid and legally binding obligation of the IOI Group, enforceable in accordance with the terms of this Agreement, except as enforceability may be restricted, limited, or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

          C. Medical Contracts. IOI Group represents and warrants that it will use its best efforts to assist Donovan Group in obtaining all necessary consents from all third parties required to consent to the assignment of the contracts listed in Schedule 4.1F.

                                   ARTICLE V.
                                 INDEMNIFICATION

     Section 5.1 Donovan Group's Indemnity. Subject to the terms and conditions of this Article V, and except for those costs specifically assumed by IOI Group in Section 3.7 herein, Donovan Group agrees to indemnify, defend and hold IOI Group and its officers, directors, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liability, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by IOI Group or against IOI or IOI Houston, separately, by reason of, arising out of or resulting from any of the following:

          A. A breach by Donovan Group of any representation, warranty or covenant contained herein or in any agreement executed pursuant hereto;

          B. Any malpractice claim relating to medical services delivered by Donovan Group, and all general liability claims arising out of or relating to occurrences of any nature relating to the Donovan Group (except OMA) prior to the Closing, whether any such claims are asserted prior to or after the Closing;

          C.  Any failure by Donovan Group to pay the retained liabilities in
     Section 3 of the Bill of Sale, Assignment and Assumption of Assets Agreement by and between PhysiCare and IOI Houston, the form of which is attached hereto as Exhibit L.

          D. Any undisclosed liability or claim which is made against any member of the Donovan Group (except OMA).

          E. Without limiting A. through D. above, the billing and claims practices, inclusive of all payors, of PhysiCare, related to service rendered at the offices of Northshore and Physician during the period beginning March 1, 1995 and ending the date hereof.

     Section 5.2 IOI Group's Indemnity. Subject to the terms and conditions of this Article V, IOI Group hereby agrees to indemnify, defend and hold Donovan Group and its officers, directors, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by Donovan Group by reason of or resulting from (a) breach by IOI Group of any representation, warranty or covenant contained herein or in any agreement executed pursuant hereto, (b) the failure of IOI Group to pay, perform and discharge any of the Assumed Liabilities in the Bill of Sale, Assignment and Assumption of Assets Agreement by and between PhysiCare and IOI Houston, the form of which is attached hereto as Exhibit L or (c) any matter relating to the operations of OMA.

     Section 5.3 Conditions of Indemnification. The respective obligations and liabilities of Donovan Group and IOI Group (the "indemnifying party") to the other (the "party to be indemnified") under Sections 5.1 and 5.2, respectively, hereof with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

          A. Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, or with reasonable promptness after the assertion in writing of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided, however, that the party to be indemnified may participate in the defense with counsel of its own choice and at its own expense.

          B. In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

          C. Anything in this Section 5.3 to the contrary notwithstanding, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

          D. The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

     Section 5.4 Remedies Not Exclusive. The remedies provided in this Article V shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.

     Section 5.5  Miscellaneous.

          A. Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

          B. Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto, except by IOI to a wholly-owned subsidiary of IOI.

          C. Notice. Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

          If to Donovan Group:  William F. Donovan, M.D.
                                P.O. Box 24247
                                Houston, Texas  77229-4247

          If to IOI Group:      Integrated Orthopaedics, Inc.
                                5858 Westheimer, Suite 500
                                Houston, TX  77057

          with a copy to:       Jenkens & Gilchrist,
                                A Professional Corporation
                                1100 Louisiana, Suite 1800
                                Houston, Texas 77002
                                Attn:  Lawrence L. Foust, Esq.

Any party may change its address for notice by written notice given to the other parties.

          D. Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures after the Closing as it reasonably considers are required by law, but each party will notify the other parties in advance of any such disclosure. In the event that the transactions contemplated by this Agreement are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any confidential information they may have concerning the affairs of the other parties, except for information which is required by law to be disclosed. Confidential information includes, but is not limited to: customer lists and files, prices and costs, business and financial records, surveys, reports, plans, proposals, financial information, information relating to personnel contracts, stock ownership, liabilities and litigation. Should the transactions contemplated hereby not be consummated, nothing contained in this Section 5.5D shall be construed to prohibit the parties hereto from operating a business in competition with each other.

          E. Entire Agreement. This Agreement and the exhibits hereto supersede all prior agreements and understandings relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section 5.5E.

          F. Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, IOI Group shall (a) bear its own costs and expenses (including accounting and attorneys' fees) of preparation, negotiation and consummation of this Agreement and the related transactions contemplated hereby ("Transaction Costs") and (b) shall reimburse Donovan Group for up to a maximum of ten thousand dollars ($10,000) of its Transaction Costs. Donovan Group shall pay all of its Transaction Costs in excess of $10,000.

          G. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          H. Specific Performance. Donovan Group acknowledges that a refusal by Donovan Group to consummate the transactions contemplated hereby, or a breach by Donovan Group of the provisions of this Agreement, will cause irrevocable harm to IOI Group, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, IOI Group shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

          I. Survival of Representations, Warranties and Covenants. Notwithstanding any investigation by any party thereto, the representations, warranties, covenants, and other agreements contained herein shall survive the Closing for a period (such period being referred to as the "Survival Period") ending on the later of the expiration of sixty calendar months following the month in which the Closing shall occur, or the expiration of any statute of limitations for any claims that relate to the services delivered by Donovan Group prior to the Closing. All statements contained in any certificate, exhibit or other instrument delivered by or on behalf of Donovan Group or IOI Group pursuant to this Agreement shall be deemed to have been representations and warranties by Donovan Group or IOI Group, as the case may be, and shall survive the Closing and any investigation made by any party hereto or on its behalf for a period expiring upon completion of the Survival Period; provided, however, that all such representations and warranties shall survive for all claims which are asserted on or before the expiration of the Survival Period.

          J. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Texas.

          K. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

          L. Counterparts; Facsimile Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear(s) thereon.

     IN WITNESS WHEREOF, the undersigned parties have hereunto duly executed this Agreement as of the date first written above.

                              IOI GROUP:

                              INTEGRATED ORTHOPAEDICS, INC.



                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


                              IOI MANAGEMENT SERVICES OF HOUSTON, INC.


                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


                              DONOVAN GROUP:

                              PHYSICARE, L.L.P.

                              By: Occupational Medicine Associates of Houston, P.A., Managing Partner of PhysiCare, L.L.P.


                                    By:___________________________________
                                    Name:     William F. Donovan, M.D.
                                    Title:    President


                              NORTHSHORE ORTHOPEDICS ASSOC.


                              By:_________________________________________
                              Name:      William F. Donovan, M.D.
                              Title:     President

                              OCCUPATIONAL MEDICINE ASSOCIATES
                              OF HOUSTON, P.A.


                              By:_________________________________________
                              Name:      William F. Donovan, M.D.
                              Title:     President


                              ____________________________________________
                              WILLIAM F. DONOVAN, M.D.,
                              Individually

                                   EXHIBIT A

     OPERATIONS DOCUMENTS

     . Master Transaction Agreement ("MTA"), dated the Closing Date, by and among the IOI Group and the Donovan Group.

     . Management Services Agreement, dated the Closing Date, by and between IOI Houston and PhysiCare, as amended by that certain Amendment to Management Services Agreement, dated as of April 30, 1995, effective May 1, 1995, by and between IOI Houston and PhysiCare and as further amended by that certain Amendment to Management Services Agreement, dated as of October 30, 1995, effective November 1, 1995, entered into between IOI Houston and PhysiCare (the Management Services Agreement as amended by the two referenced amendments is referred to herein as the "PhysiCare MSA").

     . Equipment Lease Agreement ("Equipment Lease"), dated the Closing Date, by and among Northshore and IOI Houston.

     . Collection Services Agreement (the "CSA"), dated as of the Closing Date, by and among Northshore and IOI Houston.

     . Real Property Lease (the "Lease"), dated as of the Closing Date, by and among Physician and IOI Houston.

     . Management Services Agreement, effective August 1, 1993, by and between IOI Houston and OMA, as amended by that certain Amendment to Management Services Agreement, dated as of July 29, 1994, but effective August 1, 1993, by and between IOI Houston and OMA (the Management Services Agreement as amended is referred to herein as the "OMA MSA").

                                   EXHIBIT B

                Bill of Sale, Assignment  & Assumption of Assets

                                   EXHIBIT C

                              OMA Promissory Note

                                   EXHIBIT D

       UCC-3 Termination Statement Terminating UCC-1 Financing Statement

                                   EXHIBIT E

                                  Amended Note

                                   EXHIBIT F

                             Letter of Instruction

                                   EXHIBIT G

                             PhysiCare Registration

                                   EXHIBIT H

                        OMA Certificate of Good Standing

                                   EXHIBIT I

                    Northshore Certificate of Good Standing

                                   EXHIBIT J

                        IOI Certificate of Good Standing

                                   EXHIBIT K

                    IOI Houston Certificate of Good Standing

                                   EXHIBIT L

                Bill of Sale, Assignment & Assumption of Assets
                    by and between PhysiCare and IOI Houston

                                  SCHEDULE 3.3

                              Guarantee Agreements


1. PhysiCare Guaranty to Wells Fargo Bank to guarantee any and all indebtedness of Integrated Orthopaedics, Inc. dated July 1, 1997.

2. OMA Guaranty to Wells Fargo Bank to guarantee any and all indebtedness of Integrated Orthopaedics, Inc. dated July 1, 1997.

3. DRCA Houston Clinics, Inc. to Wells Fargo Bank to guarantee any and all indebtedness of Integrated Orthopaedics, Inc. dated July 1, 1997.

                                  SCHEDULE 3.7

                    Donovan Group Litigation Assumed by IOI

                                  SCHEDULE 3.8

                        List of PhysiCare Bank Accounts

                                 SCHEDULE 4.1C

          Unaudited Interim Financial Statements of PhysiCare and OMA

                                 SCHEDULE 4.1D

                            Undisclosed Liabilities

                                 SCHEDULE 4.1F

                               Medical Contracts

                                 SCHEDULE 4.1G

                           Litigation or Proceedings